SEPARATION, SEVERANCE

                          AND GENERAL RELEASE AGREEMENT


     THIS AGREEMENT is entered into by and between AVI ITZHAKOV, the undersigned employee ("Employee") and SCHICK TECHNOLOGIES, INC. ("Employer" or "Company"), as of the 20th day of August, 1999. (The Employee and Employer are sometimes collectively referred to herein as the "parties.")

     WHEREAS, the Board of Directors of the Company has determined that it is in the Company's best interest to enter into this Agreement and that the terms hereof constitute a full and complete resolution of all issues and matters outstanding between the parties;

     NOW THEREFORE, in consideration of the premises, of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows :

     The parties hereby knowingly and voluntarily agree to enter into this Separation, Severance and General Release Agreement (the "Agreement") in order to resolve any and all outstanding issues and to set forth all obligations between the parties. Employee and Employer acknowledge and agree that this Agreement constitutes the sole obligations of each to the other, supersedes all previous agreements and/or promises and that no other promises, commitments or representations have been made with or by either of the parties to the other.

     Employee's  employment  with  Employer will cease as of 5:00 p.m. on August
20,  1999  (the  "Termination   Date").  In  consideration  for  executing  this
Agreement, Employee will receive the following :

(a) Continued payment of his current salary, in the gross annual amount of $130,000, minus applicable payroll deductions, for a period of one year following the Termination Date. Said payments shall be made by Employer to Employee in equal bi-weekly increments, on the dates on which the Employer's company payroll is regularly paid;

(b) Continued receipt of the following benefits on the same terms by which Employee currently receives those benefits from Employer : (i) medical insurance and dental insurance, for a period of one year following the termination Date; and (ii) automobile lease (including the continued payment by Employer of auto insurance in connection with said lease) for the remaining term of said lease. In the event that the terms or availability of any of the foregoing benefits (with the sole exception of the automobile lease -- including the payment by Employer of auto insurance in connection with said lease) are changed, modified or terminated generally for all Company employees or


                                                                            p. 1
Itzhakov Separation, Severance and General Release Agreement for a majority of said employees, then the terms of those benefits may be changed, modified or terminated accordingly by Employer, at its sole option, with respect to the benefits conferred upon Employee hereunder. Furthermore, in the event that Employee obtains any of the foregoing benefits from a third party (such as a new employer), then Employer, at its sole option, may immediately cease to provide those benefits to Employee; and

(c) Fifteen Thousand (15,000) stock options, previously granted to Employee by the Company, which shall be governed by the terms of the annexed Non-Statutory Stock Option Agreement.

     Furthermore, Employee shall be entitled to indemnification by Employer in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he was an officer and/or employee of Employer, pursuant to the provisions of Article V of Employer's By-laws, as amended, a copy of which Article is annexed hereto and made a part hereof.

     Employee acknowledges that he has been advised that his medical insurance coverage will end no later than August 20, 2000 and that he can elect to continue coverage under Employer's Medical Insurance Plan thereafter at his own cost in accordance with applicable law.

     Employee acknowledges that he is receiving a substantially increased benefit as consideration for executing this Agreement. Employee acknowledges that he is not entitled to any other benefits or monies.

     Employee and Employer agree not to disparage or impugn each other or their respective partners, officers, directors or employees, in any way. Employer shall publicly disclose the termination of Employee's employment by the issuance of a press release in the form annexed hereto. Unless required by law, rule or regulation, Employer shall not make any further public disclosure or issue any additional press releases which specifically mention Employee by name. Notwithstanding anything herein to the contrary, however, Employer may, at its sole discretion, make any public disclosures it deems appropriate provided that Employee is not specifically mentioned therein by name.

     Employee agrees that for a period of twelve (12) months following the termination of his employment with Employer, he will not, directly or indirectly, engage or become interested in any way (whether as an owner, stockholder, partner, lender, investor, director, officer, employee, consultant or otherwise) in any activity, business or enterprise, located within the geographical area of the United States, that is competitive with any significant part of the Company's business, without the prior written consent of the President of the Company.

     By signing this Agreement, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Employee hereby releases and


                                                                            p. 2
Itzhakov Separation, Severance and General Release Agreement
discharges Employer, its employees, directors, officers, shareholders and agents from, and waives for himself and for his heirs, executors, administrators, successors, and assigns, any claim, suit, debt, contract, agreement, damages, charge, arbitration, grievance, complaint, or action (whether asserted or unasserted, known or unknown) which he now has or hereafter can, shall or may have against Employer, its parent corporation, affiliates, subsidiaries, all of its past and former subsidiaries and affiliates, present and former stockholders, partners, officers, directors, employees, agents, representatives, attorneys, successors and assigns, for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement, arising out of Employee's employment and/or professional engagement with Employer and/or his separation from employment and/or relating to the issuance to Employee of stock, options, warrants, equity or any other benefits, compensation, gifts or incentives by Employer or by any of Employer's officers, directors, employees or agents, including but not limited to any claim under federal, state, local or common law for breach of contract, for wrongful or abusive discharge or for discrimination based on race, color, ethnicity, sex age, national origin, sexual orientation, religion or disability, under Title VII of the Civil Rights Act of 1964 as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act; the Americans with Disabilities Act; Employee Retirement Income Security Act; Family and Medical Leave Act and similar state and local laws, or any other unlawful criteria or circumstances.

     By signing this Agreement, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Employer hereby releases and discharges Employee from, and waives for itself and its successors and assigns, any claim, suit, debt, contract, agreement, damages, charge, arbitration, grievance, complaint, or action (whether asserted or unasserted, known or unknown) which it now has or hereafter can, shall or may have against Employee for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement, arising out of Employee's employment and/or professional engagement with Employer and/or his separation from employment, and/or relating to the issuance to Employee of stock, options, warrants, equity or any other benefits, compensation, gifts or incentives by Employer or by any of Employer's officers, directors, employees or agents.

     Employee agrees that he has been advised to consult with an attorney prior to signing this Agreement, that he has read and understands this Agreement, and that he is fully competent to enter into this Agreement and has signed this Agreement knowingly and voluntarily. Employee has had the opportunity to ask questions and fully understands this Agreement. Employee acknowledges:(i) that the Company has expressly informed him that he has at least twenty-one (21) days in which to decide whether to sign this Agreement, but that he has decided, of his own free will and volition, to sign this Agreement before the expiration of said 21-day period and, (ii) that he has the opportunity to revoke such Agreement within seven (7) days of signing it.

     Employee represents that he does not have and has returned all business records of Employer, its parent and its affiliates, in any form and all copies thereof.


                                                                            p. 3
Itzhakov Separation, Severance and General Release Agreement

     This Agreement and the payment of any consideration hereunder shall not be construed as an admission of any kind whatsoever on the part of the Employer or the Employee.

     Nothing contained herein shall constitute, or be deemed to constitute, a waiver of either party's right to enforce the terms of this Agreement.

     This Agreement can be amended only by a writing signed by both parties. This Agreement shall be construed under New York law.


                PLEASE READ CAREFULLY. THIS AGREEMENT INCLUDES A
                        WAIVER AND RELEASE OF ALL CLAIMS.


AVI  ITZHAKOV                                          SCHICK TECHNOLOGIES, INC.


_____________________                                  By: _____________________
Avi Itzhakov                                                 David Schick
                                                             President  & CEO



                                                                            p. 4
Itzhakov Separation, Severance and General Release Agreement